EXHIBIT 32.1

                               CERTIFICATION
                                PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 10-K of Applewood's Restaurants, Inc. (the "Company") for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Frank Reich, as President of the Company, and Marie
A. Reich, as Chief Accounting Officer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of his or her knowledge and belief, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/FRANK REICH
----------------------
Frank Reich
President
April 10, 2004


/s/MARIE A. REICH
----------------------
Marie A. Reich
Chief Accounting Officer
April 10, 2004